March 2024 Unique biology Precision therapeutics Broad impact Exhibit 99.2

| Forward Looking Statements 2 This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning: the potential outcomes from our collaboration agreements with Lilly; the initiation, timing, progress and results of our research and development programs and pre-clinical studies and clinical trials, including with respect to our Phase 1 study of FHD-286 in combination with decitabine or cytarabine in relapsed and/or refractory AML patients and anticipated timing of release of clinical data, and the planned Phase 1 dose escalation study of FHD-909 with Loxo@Lilly; our ability to advance product candidates that we may develop and to successfully complete preclinical and clinical studies; our ability to leverage our initial programs to develop additional product candidates using our Gene Traffic Control Platform; the impact of exogeneous factors, including macroeconomic and geopolitical circumstances, on our and our collaborators’ business operations, including our research and development programs and pre-clinical studies; developments related to our competitors and our industry; our ability to expand the target populations of our programs and the availability of patients for clinical testing; our ability to obtain regulatory approval for FHD-286 and any future product candidates from the FDA and other regulatory authorities; our ability to identify and enter into future license agreements and collaborations; our ability to continue to rely on our CDMOs and CROs for our manufacturing and research needs; regulatory developments in the United States and foreign countries; our ability to attract and retain key scientific and management personnel; the scope of protection we are able to establish, maintain and enforce for intellectual property rights covering FHD-286, our future products and our Gene Traffic Control Platform; and our use of proceeds from capital-raising transactions, estimates of our expenses, capital requirements, and needs for additional financing. Any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. The Company’s business is subject to substantial risks and uncertainties.

| First-In-Class Precision Medicines Targeting Major Unmet Needs in Cancer 3 Large Market Potential Chromatin biology is implicated in up to 50% of tumors, potentially impacting ~2.5 million patients Foghorn’s current pipeline potentially addresses more than 500,000 of these patients Major Strategic Collaboration Strategic collaboration with Loxo@Lilly; $380 million upfront; 50/50 U.S. economic split on two lead programs Well- Funded $234.1 million in cash and equivalents (as of 12/31/2023) Provides runway into H1’26 Value Drivers Anticipate data from the Phase 1 study of FHD-286 in combination with decitabine in H2’24 BRM Selective Inhibitor (FHD-909), partnered with Loxo@Lilly, anticipating IND filing in Q2’24 Advancement of preclinical assets (BRM Selective Degrader, CBP, EP300, ARID1B) towards INDs Leader in Unique Area of Cancer Biology Foghorn is a leader in targeting chromatin biology, which has the potential to address underlying dependencies of many genetically defined cancers Broad pipeline across a range of targets and modalities

| Unique Insights into Chromatin Biology to Prosecute Untapped Area for Novel Targets and Therapeutics 4 Novel Targets Guided by Genetic Dependencies Tailored Drugging Approaches Transcription Factor Mutations / Overexpression Chromatin Remodeling Complex Mutations / Overexpression Helicases & Other Chromatin Binding Proteins involved in gene expression / function Enzymatic Inhibitors Highly selective and allosteric small molecule inhibitors Transcription Factor Disruptors Disrupt interactions between chromatin remodeling complexes and transcription factors Potential druggable sites ATP ADP Chromatin Regulatory System Critical for Gene Expression Targeted Protein Degradation Molecular glue and bi-functional protein degraders Chromatin – compacted form of DNA inside the nucleus of the cell Chromatin Remodeling Complex – specialized multiprotein machineries that allow access to DNA Transcription Factor – proteins that help turn specific genes "on" or "off" by working in concert with the chromatin remodeling complex to bind to DNA

| Foghorn’s Validated Gene Traffic Control© Platform Enables an Integrated, Scalable, Efficient and Repeatable Paradigm 5 Deep mechanistic understanding of the chromatin regulatory system Biology first, small molecule modality agnostic Targeting Disease Selective Therapeutics What to Drug: Identify disease dependencies with novel targets How to Drug: Small molecules, degrader and delivery platform Biochemistry, biophysics and assays of large complexes and proteins Specialized Approach Where to Drug: Engineer selectivity via unique assays and protein capabilities Transcription Factor Disruptors Enzymatic Inhibitors Targeted Protein Degraders

| Broad and Deep Pipeline Across a Range of Targets and Modalities 6 Modality Program Discovery Phase 1 Phase 2 Phase 3 Enzyme Inhibitors Transcription Factor Disruptors Undisclosed Protein Degraders Commercial Rights FHD-286 (BRG1/BRM) FHD-909 (Selective BRM) 3 Discovery Programs Undisclosed Partnered Program Undisclosed Disease BRG1 mutant cancers (e.g., ~8-10% of NSCLC, bladder, endometrial, colorectal) Relapsed/Refractory AML Selective BRM BRG1 mutant cancers (e.g., ~8-10% of NSCLC, bladder, endometrial, colorectal) Selective ARID1B ARID1A mutant cancers (~5% of all solid tumors) Selective CBP EP300 mutant cancers (e.g., ~5-10% of bladder, gastric, breast, NSCLC, colorectal) Selective EP300 EP300 dependent cancers (e.g., prostate, DLBCL), CBP mutant cancers (e.g., ~9-10% of NSCLC, bladder, melanoma) Undisclosed Undisclosed Undisclosed

FHD-286: Dual BRM/BRG1 Inhibition Targeting BAF Dependency in Cancer FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex

| Exploring BAF Dependency in Cancer with FHD-286 – Potent, Small Molecule Inhibitor Targeting BRM and BRG1 8 Clinical and pre-clinical data demonstrate broad- based differentiation across AML and multiple solid tumors BAF ATPase: BRG1/BRM FHD-286: • Allosteric modulation inhibiting the activity of both BRM and BRG1 • Oral, daily, potent small molecule inhibitor FHD-286 Differentiation Pre-clinical data support ability to overcome drug resistance (i.e., EGFR NSCLC, enzalutamide- resistant CRPC, PD-1 refractory) Overcoming Drug Resistance Clinical data demonstrate an increase of CD8+ T- cells and a reduction of T-regulatory cells Immune Modulation Current and Potential Future Opportunity Pre-clinical data support ability to address BAF mutated cancers (e.g., BRG1 mutant)Mutations

| First-in-Class Broad-Based Differentiation Agent With Significant Combination Potential in AML 9 Completed Phase I Monotherapy Safety and Efficacy Results Ongoing Phase I Combination StudySignificant Opportunity • ~27,000 drug treated relapsed and/or refractory (R/R) AML patients* • No broad differentiation agent approved in AML • Significant combination potential Efficacy • Differentiation observed in heavily pre- treated patients, regardless of mutational status • Multiple patients with bone marrow and peripheral blast improvements and associated ANC recovery Safety • Adverse event profile consistent with late- line AML population • Most frequent ≥ grade 3 TRAEs: increased blood bilirubin, hypocalcemia, differentiation syndrome (DS), stomatitis, increased ALT • Adjudicated Differentiation Syndrome rate of 15% • Phase I dose escalation study evaluating oral daily dosing of FHD-286 with fixed dose decitabine or cytarabine • Standard 3+3 dose escalation design • Data anticipated in H2’2024 *U.S., EU5, Japan

| Study Design for FHD-286 Phase 1 Multicenter Dose-Escalation in Combination with Decitabine in AML 10 Target Indication: • R/R AML Treatment Plan & Dose Escalation: • 3+3 escalation design • Oral FHD-286, QD, 28-day cycles • Standard decitabine dose schedule Key Objectives Primary • Safety/Tolerability • Maximum Tolerated Dose (MTD) and/or Recommended Phase 2 Dose (RP2D) determinations Secondary • Preliminary clinical activity • PK parameters of FHD-286 in combination with Decitabine in subjects on/off triazole antifungal agents classified as strong CYP3A4 inhibitors Exploratory • PD effects of FHD-286 in combination with Decitabine • MRD FHD-286: 1.5 mg QD + Decitabine FHD-286: 2.5 mg QD + Decitabine FHD-286: 5 mg QD + Decitabine FHD-286: 7.5 mg QD + Decitabine FHD-286: 2.5 mg QD + Decitabine FHD-286: 5 mg QD + Decitabine FHD-286: 7.5 mg QD + Decitabine Potential Next Steps: FHD-286 + Decitabine Expansion FHD-286 + Other Agent Escalation Subjects on a triazole antifungal agent classified as a strong CYP3A4 inhibitor Subjects NOT on a triazole antifungal agent classified as a strong CYP3A4 inhibitor Parallel Dose Escalations Potential additional escalations Potential additional escalations

| FHD-286 Demonstrated Differentiation Across a Broad Range of Genetic Backgrounds 11 Dose Level Mutations Cytogenetics Risk Starting CD11b% Max CD11b% CD11b+ Fold Change Starting CD34% Min CD34% CD34+ % Decrease 10mg N/A Adverse 7 62 9.2x 94 27 (71%) 7.5mg CBFB (locus at 16q22) 2 94 59.4x 70 2 (97%) 7.5mg KMT2A rearrangement Adverse 3 58 21.4x 85 9 (90%) 7.5mg RUNX1, KRAS, ASXL1, JAK2, TET2, EZH2, ETNK Adverse 5 73 15x 95 18 (81%) 7.5mg N/A Adverse 8 52 6.3x 94 33 (65%) 7.5mg ASXL1, TP53, U2AF1 Adverse 19 63 3.3x 92 51 (45%) 5mg RUNX1, NRAS, KRAS, SF3B1, ASXL2, CSF3R, GATA2 Adverse 3 74 29x 94 19 (80%) 5mg RUNX1, NRAS, ASLX1 Adverse 4 97 22.8x 98 7 (93%) 5mg N/A Adverse 6 79 13x 93 11 (88%) 5mg TET2, WT1 GATA2 PLCG2 ARHGEF28, BRD4, CDK12, DDX41, KMT20, PARP1, ZRSR2 3 24 8.1x 86 62 (27%) 5mg N/A Adverse 4 28 6.5x 93 66 (29%) 5mg DNMT3a, TET2 21 88 4.1x 30 4 (88%) 2.5mg NRAS, WT1 Adverse 3 13 4.8x 93 89 (4%) CD11b (marker of differentiation) increases CD34 (leukemic stem cell marker) decreases

| Bone Marrow Aspirate: Clear Evidence of Differentiation Bone Marrow Blast Reduction from 40% to 6% Clear Signs of Differentiation in Heavily Pre-Treated, Secondary AML Patient with Abnormal Karyotype 12 Patient Background: • 47-year-old male, secondary AML • Abnormal karyotype: Del (7Q), Inv (3), Der (7;12), -8, ADD(1) Prior AML Treatment: • Progressive disease: 4 lines prior treatment and 2 bone marrow transplants Prior non-AML treatment: • MDS with inv(3) and der(7;12) and ASXL1 mut. Received AZA x 4. Initiation of FHD-286 at 10 MG Dose: • Bone marrow blast from 40% to 6% with clear evidence of differentiation with persistence of cytogenetics abnormalities. ANC recovery.

| Absolute Neutrophil Count (ANC) Peripheral Blast Count Meaningful Clinical Benefit in Heavily Pre-Treated Patient 13 100% 0% 50% 10 5 10/13/21 10/24/21 11/4/21 11/14/21 11/25/21 12/6/21 0 Initiation of FHD 286 1st SCT 2nd SCT Patient Background: • 25-year-old male, treatment-related AML • KMT2A rearrangement Prior AML Treatment: • Progressive disease with CNS Leukemia: 7 lines prior treatment and 2 bone marrow transplants Prior non-AML treatment: • Ewing’s sarcoma: Treated with Chemo/RT/Surgery (VCR, doxo, cyclophos, ifos, etoposide) Initiation of FHD-286 at 10 MG Dose: • Drop in peripheral blast, 97% to 5% • Bone marrow reduction from 89% to 48%, with ANC recovery 5/23/19 11/22/19 5/22/20 5/23/2111/21/20 11/22/21 Initiation of FHD 286

| FHD-286 + decitabine (MLL-AFP + FLT3 TKD Luc/GFP PDX) Pre-Clinical Data Demonstrate Significant Combination Potential with Multiple Agents in AML 14 FHD-286 + BET inhibitor (mtNPM1 + FLT3 ITD Luc/GFP AML PDX) FHD-286 + menin inhibitor (mtNPM1 + FLT3 ITD Luc/GFP AML PDX) FHD-286 + cytarabine (MV4, 11 FLT3 ITD CDX) SNDX-5613: Menin inhibitor 0 20 40 60 0 25 50 75 100 Days, post-infusion % S ur vi va l FHD-286 + decitabine (n=8) 1 mg/kg decitabine (n=7) 1.5 mg/kg FHD-286 (n=7) Vehicle (n=7)6 weeks Rx ✱ ✱ ✱ ✱ ✱

Selective BRM Modulators For BRG1 Mutated Cancers FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

| BRM Selective Inhibitor FHD-909 IND Targeted in Q2’24, BRM Selective Degrader Continues Late-Stage Pre-Clinical Development 16 BRM Selective Inhibitor (FHD-909) BRM Selective Degrader Biology Exploit the synthetic lethal relationship between BRM (SMARCA2) and mutated BRG1 (SMARCA4) Stage IND submission planned in Q2’24 Advancing in parallel through late pre- clinical development Opportunity BRG1 mutated cancer including ~10% of NSCLC and up to 5% of all solid tumors Loxo@Lilly Partnership 50/50 global R&D cost share | 50/50 U.S. economics | tiered ex-U.S. royalties starting in the low double-digit range and escalating into the twenties

| BRM Selective Inhibition and Degradation Exploit the Synthetic Lethal Relationship Between BRM and Mutated BRG1 17 No BRG1 Mutations BRG1 Mutation BRG1 Mutation and BRMi Cell Survival Cell Death Healthy Cells Cancer Cells BRG1 BRM BAF Complex BRM BAF Complex Mutant BRG1 BAF Complex BRMi • BRG1 mutant cancer cells are dependent on BRM ATPase for survival • Selectively targeting BRM ATPase is a potentially effective therapeutic option for BRG1 mutated cancers BRG1

| BRG1 is Mutated in Up to 10% of NSCLC; Up to 5% of Solid Tumors 18 BRG1 mutated across range of tumors Accounts for ~5% of all tumors BRG1 mutated in up to 10% of NSCLC tumors, minimal overlap with other mutations

| BRM Selective Inhibitor Demonstrates PK/PD and In Vivo Efficacy in a BRG1 Mutant Lung CDX Model 19 PK/PD Body Weight LossA549-BRG1 Mutant NSCLC Model BRG1 cellular IC50 BRM cellular IC50 0 5 10 15 1 10 100 1,000 Time (h) M ea n U nb ou nd Pl as m a C on ce nt ra tio n (n M ) 10 20 30 40 0 500 1,000 1,500 Days After Tumor Inoculation Tu m or V ol um e (m m 3 ± S EM ) Vehicle Control (BID) Cisplatin, 4 mg/kg (IP) FHT-BRMi, 15 mg/kg (BID) FHT-BRMi, 30 mg/kg (BID) 10 20 30 40 80 90 100 110 120 Days After Inoculation B od y W ei gh t (% D ay 0 ) Data as of Q4 2021

| BRM Selective Degrader Achieves Complete BRM Degradation and Cell Growth Inhibition 20 Degraders Cause Time- and Dose-Dependent BRM Degradation Antiproliferative Effects in A549 Mutant NSCLC Model A549 Ten-Day Proliferation AssayBRM/BRG1 HIBIT Data BRM BRG1 % D eg ra da tio n Concentration (uM) 0.01 0.1 1 10 100 -50 0 50 100 150 FHT-BRMd Concentration (uM) % In hi bi tio n % Inhibition of Cell Growth 0 25 50 75 100 1E-3 0.01 0.1 1 10 Data as of Q4 2021

Selective CBP Protein Degrader For EP300 Mutated Cancers

| Summary: Selective CBP Protein Degrader for EP300 Mutated Cancers 22* Per year incidence in the U.S., EU5, Japan Target / Approach • CREB binding protein (CBP) • Targeted protein degrader Initial Indication • EP300 mutated cancers (e.g., subsets of bladder, colorectal, breast, gastric and lung cancers) Mutation / Aberration • EP300 mutated cancers Stage • Pre-clinical New Patients Impacted / Year* • Over 100,000 10% 10% 8% 7% 6% 6% 5% 5% 3% 0% 5% 10% 15% Melanoma NSCLC Bladder Cancer Endometrial Gastric Breast Pancreatic Cancer Colorectal Cancer Commercial Opportunity SCCHN % of Patients with EP300 Mutation

| Colorectal RKO (EP300 Null) Model Selective CBP Protein Degrader Result in Significant Tumor Growth Inhibition in Colorectal and Bladder EP300 Null Models 23 Bladder 639V (EP300 Null) Model 30 40 50 -20 -10 0 10 20 Days after Tumor Inoculation B od y W ei gh t C ha ng e (% ) 30 40 50 0 500 1,000 1,500 2,000 2,500 3,000 Days after Tumor Inoculation Tu m or V ol um e (m m ³+ S EM ) Vehicle (BID) FHT-CBPd - 9, 3 mg/kg (BID) FHT-CBPd - 9, 10 mg/kg (QD) 5 10 15 20 25 30 0 500 1,000 1,500 2,000 2,500 Days After Tumor Inoculation Tu m or V ol um e (m m ³+ S EM ) Vehicle Control FHT-CBPd - 8, 50mg/kg (BID) FHT-CBPd - 8, 20mg/kg, (BID) 5 10 15 20 25 30 -20 -10 0 10 20 Days After Tumor Inoculation B od y W ei gh t C ha ng e (% )

| Selective CBP Protein Degrader Result in Tumor Regression in Gastric EP300 Null Models 24 Gastric AGS (EP300 Null) Model 20 30 40 50 60 -20 -10 0 10 20 B od y w ei gh t C ha ng e (% ) Days after Tumor Inoculation 20 30 40 50 60 0 500 1,000 1,500 Days After Tumor Inoculation Tu m or V ol um e (m m ³+ S EM ) Vehicle (BID) FHT-CBPd - 9, 10mg/kg (QD) FHT-CBPd - 9, 3mg/kg (QD) FHT-CBPd - 9, 1mg/kg (QD) FHT-CBPd - 9, 0.3mg/kg (QD) FHT-CBPd - 9, 0.1mg/kg (QD)

| CBP Degrader Plasma Concentration Long-Acting Injectable Formulations of CBP Degrader Could Enable Once Every 2 Weeks (or Better) Dosing Frequency 25 0 100 200 300 400 0 2,000 4,000 6,000 8,000 Time (hours) C on cn et ra tio n (n g/ m l) CBPd - 9, SC, 150 mg/kg CBPd - 9, IM, 150 mg/kg

Selective EP300 Protein Degrader For CBP Mutated and EP300 Dependent Cancers

| Summary: Selective EP300 Protein Degrader for CBP Mutant & EP300 Dependent Cancers 27 * Per year incidence in the U.S., EU5, Japan Target / Approach • E1A binding protein p300 (EP300) • Targeted protein degrader Initial Indications • AR+ Prostate • DLBCL • Bladder, melanoma, others Mutation / Aberration • EP300 dependent cancers • CBP mutant cancers Stage • Pre-clinical New Patients Impacted / Year* • Over 100,000 Commercial Opportunity EP300 Dependent Cancers • Solid Tumors • AR+ mCRPC • HR+ breast • Hematologic malignancies • DLBCL • Multiple Myeloma CBP Mutant Cancers 10% 10% 9% 8% 8% 8% 6% 0% 5% 10% 15% Melanoma Bladder NSCLC Endometrial Colorectal Gastric Breast % of Patients with CBP Mutation

| EP300 Degradation Results in Significant Tumor Growth Inhibition in AR+ VCAP Prostate and KARPAS422 DLBCL Models 28 Prostate AR+ VCAP Model DLBCL KARPAS422 (CBP Null) Model 5 10 15 20 25 30 35 40 45 50 0 500 1,000 1,500 2,000 Days After Tumor Inoculation Tu m or V ol um e (m m ³ + S EM ) Vehicle Control Enzalutamide, 30mg/kg, QD FHT-EP300d, 50mg/kg, BID 10 20 30 40 50 -20 -15 -10 -5 0 5 10 15 20 Days After Tumor Inoculation B od y W ei gh t C ha ng e (% ) 5 10 15 20 25 30 35 40 45 -20 -10 0 10 20 B od y W ei gh t C ha ng e (% ) Days After Tumor Inoculation 5 10 15 20 25 30 35 40 45 0 500 1,000 1,500 2,000 Days After Tumor Inoculation Tu m or V ol um e (m m ³+ S EM ) Vehicle Control FHT-EP300d, 50mg/kg (BID) FHT-EP300d, 20mg/kg, (BID) FHT-EP300d, 10mg/kg, (BID)

| Platelet Counts Post Two Weeks of Dosing (In-Vivo) Selective Degradation of EP300 and CBP Does Not Show Thrombocytopenia in Mice at Relevant Doses 29 PLT (x109cells/L) 0 500 1,000 1,500 2,000 2,500 Study Day 14 Pl at el et s (X 10 3 c el ls /u L) Vehicle FHT-EP300d, 50mg/kg, sc, BID FHT-CBPd, 10mg/kg, sc, QD Dual BD inhibitor, 30mg/kg, p.o, BID FHT-EP300d FHT-CBPd Dual CBP/EP300 Inhibitor Vehicle

Selective ARID1B Protein Degrader For ARID1A Mutated Cancers

| ARID1B is a Major Synthetic Lethal Target Implicated in Up To 5% of All Solid Tumors 31* Per year incidence in the U.S., EU5, Japan Target / Approach • ARID1B • Targeted protein degrader Initial Indication • ARID1A mutated cancers Mutation / Aberration • ARID1A mutations (e.g., ovarian, endometrial, colorectal, bladder and other cancers) Stage • Pre-clinical New Patients Impacted / Year* • > 175,000 ARID1A ARID1B ~5% of all solid tumors harbor ARID1A mutations Uterine Bladder Stomach Cholangiocarcinoma Liver Esophageal Ovarian Colorectal Melanoma 0% 10% 20% 30% 40% Commercial Opportunity % of Patients with ARID1A Mutation

| Targeting ARID1B for ARID1A Mutated Cancers is Enabled by Foghorn’s Unique Biology and Discovery Capabilities 32 Gene Traffic Control Platform Protein Degrader Capabilities Program Status • Platform produces BAF complexes and subcomplexes containing either ARID1A or ARID1B at scale • Enables proprietary screens against ARID1B • Utilize protein degrader toolbox to create ARID1B hetero-bifunctional degraders PROGRAM STATUS • Validated selective chemical binders of ARID1B • In process of expanding binders into novel selective protein degraders • Assessing outcomes of ARID1B degradation and impact on BAF complex formation ARID1B Highly purified ARID1B / BAF complex

Transcription Factors A Novel Approach FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex

| Foghorn’s Novel Approach to Drugging Transcription Factors Enabled by Its Protein Production and Discovery Capabilities 34 • Highly involved in gene expression • Implicated in range of cancers and other diseases • Featureless surface: no druggable binding pocket • Tight interactions with DNA: undruggable affinities • Druggable binding pockets • Druggable affinities Transcription Factors are Compelling Drug Targets… …But Historically Difficult to Target… Foghorn Has a New Approach Focusing on Interaction with BAF HISTORICAL FOCUS POTENTIAL DRUGGABLE SITES FOGHORN’S FOCUS

| Transcription Factors Bind to BAF Directly with High Degree of Specificity; Unique Insights into Where and How Transcription Factors Bind 35 Mass spec. foot-printing Pull-down assays Foghorn’s collection of BAF sub-complexes and domains Biophysical Biochemical Structural AUC / SPR / ITC TR-FRET / FP Crystal / NMR SPI1 Mapping the TF-BAF Interaction Validating the TF-BAF Interaction SPI1 TF B TF C TF D

| Broad and Deep Pipeline Across a Range of Targets and Modalities 36 Modality Program Discovery Phase 1 Phase 2 Phase 3 Enzyme Inhibitors Transcription Factor Disruptors Undisclosed Protein Degraders Commercial Rights FHD-286 (BRG1/BRM) FHD-909 (Selective BRM) 3 Discovery Programs Undisclosed Partnered Program Undisclosed Disease BRG1 mutant cancers (e.g., ~8-10% of NSCLC, bladder, endometrial, colorectal) Relapsed/Refractory AML Selective BRM BRG1 mutant cancers (e.g., ~8-10% of NSCLC, bladder, endometrial, colorectal) Selective ARID1B ARID1A mutant cancers (~5% of all solid tumors) Selective CBP EP300 mutant cancers (e.g., ~5-10% of bladder, gastric, breast, NSCLC, colorectal) Selective EP300 EP300 dependent cancers (e.g., prostate, DLBCL), CBP mutant cancers (e.g., ~9-10% of NSCLC, bladder, melanoma) Undisclosed Undisclosed Undisclosed

| First-In-Class Precision Medicines Targeting Major Unmet Needs in Cancer 37 Large Market Potential Chromatin biology is implicated in up to 50% of tumors, potentially impacting ~2.5 million patients Foghorn’s current pipeline potentially addresses more than 500,000 of these patients Major Strategic Collaboration Strategic collaboration with Loxo@Lilly; $380 million upfront; 50/50 U.S. economic split on two lead programs Well- Funded $234.1 million in cash and equivalents (as of 12/31/2023) Provides runway into H1’26 Value Drivers Anticipate data from the Phase 1 study of FHD-286 in combination with decitabine in H2’24 BRM Selective Inhibitor (FHD-909), partnered with Loxo@Lilly, anticipating IND filing in Q2’24 Advancement of preclinical assets (BRM Selective Degrader, CBP, EP300, ARID1B) towards INDs Leader in Unique Area of Cancer Biology Foghorn is a leader in targeting chromatin biology, which has the potential to address underlying dependencies of many genetically defined cancers Broad pipeline across a range of targets and modalities